SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) December 26, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                         0-16014                    23-2417713
  (State or other               (Commission File Number)       (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5. Other Events and Regulation FD Disclosure

In a press release dated December 26, 2001, Adelphia Communications Corporation announced that it has declared a stock dividend of all of the shares of common stock of Adelphia Business Solutions, Inc. (Nasdaq: ABIZ)("ABIZ") owned by Adelphia to effectuate its previously announced intent to spin-off the common stock of ABIZ owned by it. The record date for the dividend will be January 8, 2002 and the payment date will be January 11, 2002. A copy of the press release dated December 26, 2001 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.



Item 7.  Financial Statements and Exhibits

Exhibit No.                        Description


99.01             Press Release dated December 26, 2001 (Filed Herewith).








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3,  2002               ADELPHIA COMMUNICATIONS CORPORATION
                                               (Registrant)

                                     By: /s/ Timothy J. Rigas
                                     --------------------------------------
                                             Timothy J. Rigas
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                        Description


99.01             Press Release dated December 26, 2001 (Filed Herewith).